SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 29, 2003
                               (December 23, 2003)


                         COMMISSION FILE NUMBER 0-21061


                         SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                                 58-2044990
   (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)


                         7020 PROFESSIONAL PARKWAY EAST
                               SARASOTA, FL 34240
                                 (941) 907-2300


       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
               CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the events described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 SPEEDCOM WIRELESS CORPORATION

                                                 By: /s/ Mark Schaftlein
                                                     ---------------------------
                                                         Mark Schaftlein
                                                         Chief Financial Officer
Date: December 29, 2003